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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 28, 2004

                Date of Earliest Event Reported: October 28, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                             1-12091                                22-3436215
(State or other jurisdiction of                                           (I.R.S. Employer Identification Number)
 incorporation or organization)          (Commission File Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition.
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              This press release reporting third quarter business performance is being furnished pursuant to Items 2.02 and 9.01.

         This information furnished under Item 2.02 is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.


Item 9.01     Financial Statements and Exhibits.
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              (c) Exhibits

              Exhibit      Description
              99.1         Press Release issued October 28, 2004 reporting third quarter business performance.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  October 28, 2004                      MILLENNIUM CHEMICALS INC.
                                              By: /s/ C. William Carmean
                                              ------------------------------
                                              C. William Carmean
                                              Senior Vice President,
                                              General Counsel & Secretary

                                  EXHIBIT INDEX

Exhibit              Description
99.1     Press release reporting third quarter business performance issued October 28, 2004




                         STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by......... [u]